Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Plum Acquisition Corp. III (the “Company”) for the period ended September 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, Steven Handwerker, Chief Financial Officer (Principal Financial Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. the Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 20, 2024

/s/ Steven Handwerker
Steven Handwerker
Chief Financial Officer
(Principal Financial Officer)